EXHIBIT 4.2
FORM OF CERTIFICATE FOR REGISTRANT'S SERIES A PREFERRED STOCK

[Form of front of certificate for Registrant's Series A Preferred Stock]
Number                     [Choice One Logo]                 Shares
                  Choice One Communications Inc.
         Series A senior cumulative Preferred Stock
                           Par Value $1,000

                           Incorporated under the Laws       See Reverse for
                           Of the State of Delaware          Certain Definitions



THIS IS TO CERTIFY THAT



IS THE OWNER OF

fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the facsimile seal of the Corporation and the facsimile Signature of its duly authorized officers.

DATED:
[/s/ Kim Robert Scovill]                            [/s/ John J. Zimmer]
General Counsel and Secretary                       Vice President Finance

[Form of reverse of certificate for Registrant's Series A Preferred Stock]

For value received                  hereby sell, assign and transfer unto


Shares   represented  by  the  within  Certificate  and  do  hereby  irrevocably constitute and appoint


Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

DATED:
In presence of


THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON AUGUST 1, 2000, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND SUCH SECRUITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF THIS SERIES A SENIOR CUMULATIVE PREFERRED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS, PREFERENCES, AND RIGHTS OF SERIES A SENIOR CUMULATIVE PREFERRED STOCK OF THE CORPORATION. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER HEREOF A COPY OF THE CERTIFICATE OF DESIGNATION UPON SUCH HOLDER'S REQUEST.